M Fund, Inc.
Supplement dated March 2, 2011, to the
Prospectus dated April 30, 2010

Effective January 1, 2011, David Cohen no longer serves as a portfolio manager of the M Business Opportunity Value Fund (“Fund”).  Matt Greenberg continues to serve as a portfolio manager of the Fund and has assumed sole responsibility for the day-to-day portfolio management of the Fund.  Accordingly Prospectus should be amended as follows:

The second paragraph in the sub-section “Fund Management” within the section “M Business Opportunity Value Fund” on page 17 of the Prospectus is replaced in its entirety with the following:

The Fund is managed by a team of investment professionals comprised of a portfolio manager and research analysts from Iridian. The following person is primarily responsible for the day-to-day management of the Fund’s portfolio:

Portfolio Manager	Since	Title
Matt Greenberg	July 2009	Managing Director of Iridian

The second paragraph in the sub-section “Iridian Asset Management LLC (Iridian) – Sub-Adviser to the M Business Opportunity Value Fund” within the section “Management of the Funds” on page 26 of the Prospectus is replaced in its entirety with the following:

A team of investment professionals comprised of a portfolio manager and research analysts manages the Fund portfolio.  Matt Greenberg, Managing Director, assisted in the management of the Fund from July 2009 through December 2010 and has been the primary portfolio manager for the Fund since January 1, 2011.  Mr. Greenberg joined Iridian in 2001.  In addition, Mr. Greenberg has also served as the sole owner and portfolio manager of MRJ Capital, Inc., a registered investment adviser, since 2001.  Prior to joining Iridian, he was an Executive Vice President with Greenhaven Associates from January 1988 through March 2001.

M Fund, Inc.
Supplement dated March 2, 2011, to the
Statement of Additional Information dated April 30, 2010

Effective January 1, 2011, David Cohen no longer serves as a portfolio manager of the M Business Opportunity Value Fund (“Fund”).  Matt Greenberg continues to serve as a portfolio manager of the Fund and has assumed sole responsibility for the day-to-day portfolio management of the Fund.  Accordingly the Statement of Additional Information should be amended as follows:

The sub-section “Iridian Asset Management LLC” within the section “Investment Advisory and Other Services” on page 32 of the Statement of Additional Information is replaced in its entirety with the following:

Iridian Asset Management LLC

Iridian Asset Management LLC (“Iridian”), Sub-Adviser to the M Business Opportunity Value Fund, is located at 276 Post Road West, Westport, Connecticut 06880. Arovid Associates LLC, a Delaware limited liability company, (“Arovid”), and Larenjay, Inc., a Delaware corporation (“Larenjay”), own 100% of the limited liability company interests of Iridian. Arovid owns 99%, and Larenjay owns 1% of such limited liability company interests. David L. Cohen and Harold J. Levy, Iridian’s founders, own 25% of Arovid, with the remainder held equally by two entities held by Messrs. Cohen and Levy and their respective family trusts. Larenjay is owned 50% by Mr. Cohen and 50% by Mr. Levy. Mr. Greenberg is responsible for the day-to-day management of the Fund. As of December 31, 2009, Mr. Greenberg is responsible for advising the following types of accounts:

	Registered Investment Companies		Other Pooled Investment Companies		Separately Managed Accounts
	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed

Matt Greenberg	2	135,461,263	3	201,926,787	18	712,293,754

As of December 31, 2009, Mr. Greenberg did not manage any accounts for which an advisory fee based on the account’s performance is earned.

Conflicts of Interest

Iridian serves as the portfolio manager for certain clients and unregistered investment companies that may utilize an investment program that is substantially similar to that of the Fund managed by Mr. Greenberg.  In addition, Iridian currently serves, or may in the future serve, as investment adviser to other registered investment companies, unregistered investment companies or accounts (including proprietary accounts), some of which provide for incentive compensation, such as performance fees.  Consequently, Iridian’s investment management activities may present conflicts between the interests of the Fund and those of the Adviser and/or Iridian and potentially among the interests of various accounts managed by the Adviser and/or Iridian, principally with respect to allocation of investment opportunities among similar strategies.  Although Iridian has adopted allocation procedures intended to provide for equitable treatment of all accounts, it is possible that unforeseen or unusual circumstances may arise requiring case-by-case treatment.  The allocation procedures generally contemplate like treatment for like accounts, with exceptions for various special considerations, including an account’s tax position, concentration tolerance or minimum investment size policies.

Compensation

Iridian’s portfolio manager compensation is a combination of salary, discretionary bonus and automatic participation in a company-funded retirement plan.  Cash bonuses are the most significant portion of total compensation.  Annual bonus compensation is based on a portfolio manager’s (i) success at moving the investment process forward; (ii) generation of successful research ideas; and (iii) the extent of his or her participation in Iridian’s overall success.  Iridian’s portfolio managers are not compensated for new business development or client retention.

In addition, Iridian has established a program pursuant to which it will grant interests in Iridian akin to stock options to current and future employees as a form of long-term incentive.  The program is designed to allow investment staff and other key employees to participate in Iridian’s long-term growth of the value of the firm.  25% of these interests vest three years after awarded.  An additional 25% vests in each of the three years thereafter.

As of December 31, 2009, Mr. Greenberg did not beneficially owned any shares of the M Business Opportunity Value Fund.